SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  March 6, 2006
                                  -------------
                Date of Report (Date of Earliest Event Reported)


                                EQUITY INNS, INC.
                                -----------------
             (Exact Name of Registrant as Specified in Its Charter)


         Tennessee                     001-12073                  62-1550848
----------------------------    ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)

                            7700 Wolf River Boulevard
                           Germantown, Tennessee 38138
                           ---------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (901) 754-7774
                                 --------------
              (Registrant's Telephone Number, Including Area Code)



                                       N/A
                   ------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


            Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

               Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

               Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

               Pre-commencement communications pursuant to Rule l3e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01      Entry Into A Material Definitive Agreement.

On March 6, 2006, the Board of Directors of Equity Inns, Inc. (the "Company") approved changes to the compensation paid to non-employee directors for 2006. The compensation to be paid to non-employee directors in 2006 is summarized in
Exhibit 10.1 hereto, which is incorporated by reference herein.

Item 9.01      Financial Statements and Exhibits.

               (c)     Exhibits.

                       10.1  Summary of 2006 Non-Employee Director Compensation.





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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              EQUITY INNS, INC.



March 10, 2006                /s/J. Mitchell Collins
--------------                --------------------------------------------------
                              J. Mitchell Collins
                              Executive Vice President, Chief Financial Officer,
                              Secretary and Treasurer



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                                  Exhibit Index

Exhibit     Description

10.1        Summary of 2006 Non-Employee Director Compensation.